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                                                                   EXHIBIT 10.67

Form No. A-555                                               CONTRACT NO. E03383
Rev. 9-87
            New Mexico State Highway and Transportation Department

                                   CONTRACT

          THIS CONTRACT, made this 26th day of NOVEMBER 1997, between the NEW MEXICO STATE HIGHWAY AND TRANSPORTATION DEPARTMENT AND

                       MEADOW VALLEY CONTRACTORS, INC.
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   (State whether individual, partnership, corporation or joint venture, if incorporated, give State of incorporation)

of                           PHOENIX, ARIZONA
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his or its successors and assign, hereinafter call the Contractor.

In consideration of the payment or payments herein specified and agreed to by the State, the contractor agrees to furnish and deliver all the labor, materials and equipment, necessary to do and perform all the work required in the construction of Project No. TPA-0048(12) Control No. 1738 located in Lincoln County, State of New Mexico at the unit prices bid by the contractor in his original proposal, which proposal and prices stated, together with the plans, specifications, supplemental specifications and acknowledged addenda of the State Highway and Transportation Department are made a part of this contract and are incorporated herein by reference.

          The performance and payment bond given by the contractor in the sum of $8,399,970.00 to secure the proper compliance with the terms, conditions and provisions of this contract is attached hereto and made a part of this contract.

          The Contractor certifies that he has obtained and will maintain in force all insurance in the designated amount as set forth in the specifications in a form and amount satisfactory to the New Mexico State Highway and Transportation Department.

MEADOW VALLEY CONTRACTORS, INC.

CONTRACTOR

BY /s/ Bradley E. Larson         NEW MEXICO STATE HIGHWAY & TRANSPORTATION DEPT.
   ---------------------         _______________________________________________
     BRADLEY E. LARSON

TITLE  PRESIDENT                 BY [SIGNATURE ILLEGIBLE]
     -------------------           ---------------------------------------------
                                   SECRETARY OF STATE HIGHWAY & TRANSPORTATION
                                   DEPT.

                           CORPORATE ACKNOWLEDGMENT

STATE OF ARIZONA        )
COUNTY OF MARICOPA      ) SS.

          The foregoing instrument was acknowledgment before me this 20th day of
                                                                     ----
November, 1997 by   JULIE L. BERGO           Secretary
--------    --    -------------------    -------------------
                   (Name of Officer)      (Title of Officer)

of Meadow Valley Contractors, Inc.
   ------------------------------------------------
                (Name of Corporation)
an      NEVADA                                                    corporation,
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   (State whether individual, partnership, corporation or joint venture, if incorporated, give State of incorporation)

on behalf of said corporation.

My Commission expires:                                  Arminda Palacio
                                                     ----------------------
______________________________                           NOTARY PUBLIC

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